Exhibit 99.1

NOMADAR APPOINTS FORMER NBA STAR JOSÉ MANUEL CALDERÓN TO BOARD OF DIRECTORS, ADVANCING GLOBAL SPORTS, TECHNOLOGY, AND CAPITAL MARKETS STRATEGY

Appointment of former NBA star and global investor reinforces Nomadar’s institutional positioning and supports execution of its European flagship development and multi-asset platform strategy

MARSHALL, Texas – April 23, 2026 – Nomadar Corp. (NASDAQ: NOMA) (“Nomadar” or the “Company”), a global platform operating at the intersection of sports, tourism, technology, and infrastructure, today announced the appointment of José Manuel Calderón to its Board of Directors, effective immediately.

Calderón brings a differentiated combination of elite global sports experience, cross-border business leadership, and capital markets familiarity, strengthening the Company’s governance as it advances a long-term strategy focused on building a scalable, multi-asset platform across Europe and international markets.

“We are very pleased to welcome José Manuel Calderón to our Board at a pivotal moment in Nomadar’s evolution as a publicly traded company,” said Rafael Contreras, Executive Co-Chairman of Nomadar. “José brings a unique combination of global sports leadership, entrepreneurial experience, and public market perspective. As we continue to advance our European flagship development and expand our broader platform strategy, we believe his insight and international network will support our execution and further strengthen our positioning with institutional investors.”

Over a 14-year career in the NBA, Calderón played for leading franchises including the Toronto Raptors, New York Knicks, and Los Angeles Lakers. He is widely recognized as one of the most efficient international point guards of his generation and holds the NBA’s all-time single-season free throw percentage record.

Internationally, Calderón is among the most accomplished players in Spanish basketball history, with multiple Olympic medals and a FIBA World Championship, reflecting sustained performance at the highest levels of global competition.

Following his playing career, Calderón transitioned into executive, advisory, and investment roles, including serving as an advisor to the Cleveland Cavaliers. He has developed an active portfolio across sports, technology, and real estate ventures and currently serves on the board of another Nasdaq-listed company, bringing public company governance experience and strategic oversight capabilities aligned with Nomadar’s next phase of growth.

“I am excited to join the Board of Nomadar at such an important stage in its growth,” said José Manuel Calderón. “The Company is building a platform that brings together sports, infrastructure, and technology in a way that has global relevance. I look forward to working with the team as they continue to develop projects like the JP Financial Arena and expand their international presence.”

Strategic Significance of the Appointment

Nomadar believes Calderón’s appointment strengthens its ability to execute on a strategy centered around sports-driven infrastructure, digital engagement, and global experiential platforms.

His addition to the Board is expected to support:

●	Expansion of global sports and institutional relationships across Europe and North America
●	Enhancement of capital markets positioning and governance depth
●	Strategic input on large-scale infrastructure development and experiential assets
●	Acceleration of cross-border partnerships and investment opportunities

Execution Momentum and Platform Development

The appointment comes at a pivotal stage following Nomadar’s initial months as a publicly traded company on Nasdaq, during which the Company has advanced several key strategic initiatives.

Recent milestones include:

●	Securing approximately $7.3 million in new capital to support growth initiatives
●	Expanding its presence across strategic international markets, particularly in Southern Europe
●	Advancing core development projects aligned with its long-term platform strategy

Most recently, Nomadar announced a binding agreement to exercise a purchase option over approximately 130,000 square meters of land associated with the development of the JP Financial Arena project in southern Spain.

The JP Financial Arena is expected to serve as a cornerstone asset within Nomadar’s European platform, designed to integrate:

●	High-performance training and sports development
●	Live events and entertainment programming
●	Global tourism and destination-based experiences
●	Technology-enabled fan engagement and digital interaction

Positioning for Scalable Growth

With the addition of Calderón, Nomadar continues to build a Board and leadership ecosystem defined by international experience, operational credibility, and capital markets alignment.

The Company remains focused on executing a strategy aimed at:

●	Developing scalable, multi-asset platforms anchored by flagship infrastructure
●	Expanding global partnerships and institutional engagement
●	Integrating physical assets with digital engagement ecosystems

About Nomadar

Nomadar Corp. is a U.S.-based company operating at the intersection of sports, tourism, technology, and health. A subsidiary of Cádiz CF, a 115-year-old professional soccer club competing in La Liga, Nomadar develops innovative projects that connect global audiences through experiences that combine health, entertainment, and digital engagement.

The Company is also advancing the JP Financial Arena real estate development project for a multi-purpose event center in southern Europe, designed to host international sports, cultural, and corporate events. Nomadar’s mission is to create sustainable, technology-driven platforms that enhance the connection between sports, community, and health.

Safe Harbor Statement

This Press Release includes “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities, including but not limited to statements regarding the Company’s revenues for 2026, strategic investments in the Company, and the potential benefits thereof. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward-looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Company´s filings with the SEC, available at www.sec.gov. Further descriptions of these risks and uncertainties can be found in the Company’s most recent Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2026, and in subsequent filings with and submissions to, the SEC, as the same may be amended and supplemented from time to time, which are available at www.sec.gov. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

Public Relations / Strategic Advisory

Phoenix MGMT & Consulting
PR@PhoenixMGMTconsulting.com

Media Contact

Fatema Bhabrawala
Director of Media Relations, Alliance Advisors
fbhabrawala@allianceadvisors.com

Investor Contacts

investor.relations@nomadar.com
or
Richard Land, Alliance Advisors
nomaIR@allianceadvisors.com